Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

BY CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michelle Gass, Chief Executive Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 2, 2021	/s/ Michelle Gass
Michelle Gass
Chief Executive Officer
(Principal Executive Officer)